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                         Prudential Municipal Bond Fund
                                (Insured Series)
                             (Intermediate Series)

                      Supplement dated October 15, 1997 to
                         Prospectus dated July 2, 1997

HOW THE FUND IS MANAGED--MANAGER

Insured Series

    The current portfolio manager of the Series is Christian Smith. Mr. Smith has responsibility for the day-to-day management of the Series' portfolio. He has managed the portfolio since October 1997 and has been employed by PIC in various capacities since 1988.

Intermediate Series

    The current portfolio managers of the Series are Peter Allegrini and Scott Diamond, who share responsibility for the day-to-day management of the Series' portfolio. They have managed the portfolio since October 1997. From 1982 to 1986, Mr. Allegrini was employed by Fidelity Investments as a senior bond analyst and, from 1986 to 1994, he was a portfolio manager, most recently of Fidelity Advisor High Income Municipal Fund and has been employed by PIC since 1994. Scott Diamond has been employed by PIC in various capacities since 1993.

Shareholder Guide--Alternative Purchase Plan

    PruArray Savings Program. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArry Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Savings Accumulation Plans of the company's employees. The Program is available only to employees who open a Savings Accumulation Plan account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

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